Exhibit 99.1

Press Release

TIDEWATER INC. — Pan-American Life Center — 601 Poydras Street, Suite 1900 — New Orleans, LA 70130 — Telephone (504) 568-1010 — Fax (504) 566-4582

Tidewater Reports First Quarter Results For Fiscal 2013

NEW ORLEANS, LA. August 8, 2012 -- Tidewater Inc. (NYSE:TDW) announced today first quarter net earnings for the period ended June 30, 2012, of $32.9 million, or $0.65 per share, on revenues of $294.4 million. For the same quarter last year, net earnings were $24.6 million, or $0.48 per share, on revenues of $254.6 million. The immediately preceding quarter ended March 31, 2012, had net earnings of $33.6 million, or $0.66 per common share, on revenues of $289.4 million.

As previously announced, Tidewater will hold a conference call to discuss June quarterly earnings on Wednesday, August 8, 2012, at 10:00 a.m. Central time. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-388-7493 if calling from the U.S. or Canada (1-706-679-8348 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 12:00 p.m. Central time on August 8, 2012, and will continue until 11:59 p.m. Central time on August 10, 2012. To hear the replay, call 1-855-859-2056 or (1-404-537-3406 if calling from outside the U.S.). The conference call ID number is 11903641.

A simultaneous webcast of the conference call will be accessible online at the Tidewater Inc. website, (www.tdw.com). The online replay will be available until September 8, 2012. Upon completion of the conference call, the company will also file a Form 8-K with the SEC, which will include a transcript of the conference call.

Tidewater is the leading provider of larger Offshore Vessel (OSVs) to the global energy industry.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc., New Orleans

Joe Bennett, Executive Vice President and Chief Investor Relations Officer

504-566-4506

Financial information is displayed on the next page.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended
	June 30,
	2012	2011
Revenues:
Vessel revenues	$290,094	253,315
Other operating revenues	4,354	1,292
	294,448	254,607
Costs and expenses:
Vessel operating costs	165,828	152,302
Costs of other operating revenues	3,523	1,231
Depreciation and amortization	35,784	33,749
General and administrative	40,664	37,581
Gain on asset dispositions, net	(838)	(1,717)
	244,961	223,146
Operating income	49,487	31,461
Other income (expenses):
Foreign exchange (loss) gain	(1,751)	814
Equity in net earnings of unconsolidated companies	2,363	2,489
Interest income and other, net	719	1,190
Interest and other debt costs	(7,587)	(4,061)
	(6,256)	432
Earnings before income taxes	43,231	31,893
Income taxes	10,375	7,335
Net earnings	$32,856	24,558

Basic earnings per common share	$0.65	0.48

Diluted earnings per common share	$0.65	0.48

Weighted average common shares outstanding	50,193,065	51,278,261
Dilutive effect of stock options and restricted stock	174,686	315,527
Adjusted weighted average common shares	50,367,751	51,593,788

Cash dividends declared per common share	$0.25	0.25

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands, except share and par value data)

	June 30,	March 31,
ASSETS	2012	2012
Current assets:
Cash and cash equivalents	$240,574	320,710
Trade and other receivables, net	322,978	309,468
Marine operating supplies	55,812	53,850
Other current assets	20,199	10,072
Total current assets	639,563	694,100
Investments in, at equity, and advances to unconsolidated companies	47,691	46,077
Properties and equipment:
Vessels and related equipment	3,984,630	3,952,468
Other properties and equipment	93,612	93,107
	4,078,242	4,045,575
Less accumulated depreciation and amortization	1,139,506	1,139,810
Net properties and equipment	2,938,736	2,905,765
Goodwill	297,822	297,822
Other assets	118,452	117,854
Total assets	$4,042,264	4,061,618

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current maturities on long-term debt	60,000	---
Accounts payable	92,675	74,115
Accrued expenses	139,634	134,953
Accrued property and liability losses	3,526	3,636
Other current liabilities	25,321	26,225
Total current liabilities	321,156	238,929
Long-term debt	890,000	950,000
Deferred income taxes	214,586	214,627
Accrued property and liability losses	3,166	3,150
Other liabilities and deferred credits	127,279	128,555

Commitments and Contingencies

Stockholders’ equity:
Common stock of $0.10 par value, 125,000,000 shares authorized, issued 49,820,140 shares at June 30, 2012 and 51,250,995 shares at March 31, 2012	4,982	5,125
Additional paid-in capital	107,754	102,726
Retained earnings	2,393,179	2,437,836
Accumulated other comprehensive loss	(19,838)	(19,330)
Total stockholders’ equity	2,486,077	2,526,357
Total liabilities and stockholders' equity	$4,042,264	4,061,618

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Unaudited)

(In thousands)

		Three Months Ended
		June 30,
		2012	2011
Net earnings	$	32,856	24,558
Other comprehensive income/(loss):
Unrealized gains/(losses) on available-for-sale securities		(624)	(21)
Amortization of loss on derivative contract		116	116
Total comprehensive income	$	32,348	24,653

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(In thousands)

		Three Months Ended
		June 30,
		2012	2011
Operating activities:
Net earnings	$	32,856	24,558
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization		35,784	33,749
Provision (benefit) for deferred income taxes		(2,654)	(7,908)
Gain on asset dispositions, net		(838)	(1,717)
Equity in earnings of unconsolidated companies, less dividends		(1,614)	(1,739)
Compensation expense - stock-based		4,359	2,905
Excess tax benefit on stock options exercised		(49)	(17)
Changes in assets and liabilities, net:
Trade and other receivables		(9,698)	(21,190)
Marine operating supplies		(1,962)	(4,433)
Other current assets		(10,127)	(8,120)
Accounts payable		18,267	2,708
Accrued expenses		2,636	(292)
Accrued property and liability losses		(110)	63
Other current liabilities		219	5,575
Other liabilities and deferred credits		1,165	1,620
Other, net		846	756
Net cash provided by operating activities		69,080	26,518
Cash flows from investing activities:
Proceeds from sales of assets		5,856	6,328
Additions to properties and equipment		(77,432)	(69,652)
Other		(860)	349
Net cash used in investing activities		(72,436)	(62,975)
Cash flows from financing activities:
Debt issuance costs		---	(6)
Proceeds from exercise of stock options		765	88
Cash dividends		(12,566)	(12,939)
Excess tax benefit on stock options exercised		49	17
Stock repurchases		(65,028)	---
Net cash used in financing activities		(76,780)	(12,840)
Net change in cash and cash equivalents		(80,136)	(49,297)
Cash and cash equivalents at beginning of period		320,710	245,720
Cash and cash equivalents at end of period	$	240,574	196,423

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$	2,696	12,223
Income taxes	$	12,646	12,011
Supplemental disclosure of non-cash investing activities:
Additions to properties and equipment	$	7,331	---

TIDEWATER INC. CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
(Unaudited) (In thousands)
	Common stock	Additional paid-in capital	Retained earnings	Accumulated other comprehensive loss	Total
Balance at March 31, 2012	$5,125	102,726	2,437,836	(19,330)	2,526,357
Total comprehensive income	---	---	32,856	(508)	32,348
Stock option activity	3	1,354	---	---	1,357
Cash dividends declared	---	---	(12,625)	---	(12,625)
Retirement of common stock	(140)	---	(64,888)	---	(65,028)
Amortization of restricted stock units	---	1,829	---	---	1,829
Amortization/cancellation of restricted stock	(6)	1,845	---	---	1,839
Balance at June 30, 2012	$4,982	107,754	2,393,179	(19,838)	2,486,077

Balance at March 31, 2011	$5,188	90,204	2,436,736	(18,184)	2,513,944
Total comprehensive income	---	---	24,558	95	24,653
Stock option activity	---	1,134	---	---	1,134
Cash dividends declared	---	---	(12,969)	---	(12,969)
Amortization/cancellation of restricted stock	---	1,381	---	---	1,381
Balance at June 30, 2011	$5,188	92,719	2,448,325	(18,089)	2,528,143

The company’s vessel revenues and vessel operating expenses and the related percentage of total vessel revenues for the quarters ended June 30, 2012 and 2011 and for the quarter ended March 31, 2012 were as follows:

		Quarter Ended June 30,				Quarter Ended March 31,
(In thousands)		2012	%	2011	%	2012	%
Vessel revenues:
Americas	$	77,650	27%	80,677	32%	79,219	27%
Asia/Pacific		51,742	18%	35,499	14%	48,207	17%
Middle East/North Africa		32,450	11%	26,057	10%	30,783	11%
Sub-Saharan Africa/Europe		128,252	44%	111,082	44%	130,046	45%
	$	290,094	100%	253,315	100%	288,255	100%

Vessel operating costs:
Crew costs	$	87,304	30%	81,124	32%	87,286	33%
Repair and maintenance		27,224	9%	22,060	9%	27,368	9%
Insurance and loss reserves		5,351	2%	5,297	2%	2,910	1%
Fuel, lube and supplies		17,743	6%	16,367	6%	22,017	8%
Vessel operating leases		4,492	2%	4,492	2%	4,492	2%
Other		23,714	8%	22,962	9%	24,634	9%
Total vessel operating costs		165,828	57%	152,302	60%	168,707	59%
Vessel operating margin (A)	$	124,266	43%	101,013	40%	119,548	42%

Note (A): The following table reconciles vessel operating margin as presented above to operating income for the quarters ended June 30, 2012 and 2011 and March 31, 2012:

		Quarter Ended June 30,		Quarter Ended March 31,
(In thousands)		2012	2011	2012
Vessel operating margin	$	124,266	101,013	119,548
Other marine revenues		4,354	1,292	1,140
Costs of other operating revenues		(3,523)	(1,231)	(1,915)
Depreciation and amortization		(35,784)	(33,749)	(35,585)
General and administrative		(40,664)	(37,581)	(40,791)
Gain on asset dispositions, net		838	1,717	3,986
Operating income	$	49,487	31,461	46,383

The company’s vessel operating profit and other components of earnings before income taxes and its related percentage of total revenue for the quarters ended June 30, 2012 and 2011 and March 31, 2012 were as follows:

		Quarter Ended June 30,						Quarter Ended March 31,
(In thousands)		2012	%		2011	%		2012	%
Vessel operating profit:
Americas	$	10,192	3%		11,854	5%		16,157	6%
Asia/Pacific		14,908	5%		5,270	2%		9,002	3%
Middle East/North Africa		6,282	2%		28	<1%		1,411	<1%
Sub-Saharan Africa/Europe		27,096	9%		22,224	9%		27,869	10%
		58,478	20%		39,376	15%		54,439	19%
Corporate expenses		(10,467)	(4%	)	(9,521)	(4%	)	(10,525)	(4%)
Gain on asset dispositions, net		838	<1%		1,717	1%		3,986	1%
Other operating income (expenses)		638	<1%		(111)	(<1%	)	(1,517)	(1%)
Operating income	$	49,487	17%		31,461	12%		46,383	16%
Foreign exchange (loss) gain		(1,751)	(1%	)	814	<1%		2,574	1%
Equity in net earnings of unconsolidated companies		2,363	1%		2,489	1%		3,614	1%
Interest income and other, net		719	<1%		1,190	<1%		1,137	<1%
Interest and other debt costs		(7,587)	(3%	)	(4,061)	(2%	)	(7,454)	(3%)
Earnings before income taxes	$	43,231	15%		31,893	13%		46,254	16%

The company’s revenues, vessel utilization percentages and average day rates by vessel class and in total for the quarters ended June 30, 2012 and 2011 and March 31, 2012 were as follows:

		Quarter Ended June 30,		Quarter Ended March 31,
		2012	2011	2012
REVENUE BY VESSEL CLASS (in thousands):
Americas fleet:
Deepwater vessels	$	36,280	36,405	35,045
Towing-supply/supply		34,352	35,686	35,596
Other		7,018	8,586	8,578
Total	$	77,650	80,677	79,219
Asia/Pacific fleet:
Deepwater vessels	$	25,337	15,929	26,857
Towing-supply/supply		25,500	18,444	20,197
Other		905	1,126	1,153
Total	$	51,742	35,499	48,207
Middle East/North Africa fleet:
Deepwater vessels	$	11,284	10,751	11,331
Towing-supply/supply		20,000	13,474	18,034
Other		1,166	1,832	1,418
Total	$	32,450	26,057	30,783
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	$	62,615	38,506	64,392
Towing-supply/supply		49,012	52,626	48,162
Other		16,625	19,950	17,492
Total	$	128,252	111,082	130,046
Worldwide fleet:
Deepwater vessels	$	135,516	101,591	137,625
Towing-supply/supply		128,864	120,230	121,989
Other		25,714	31,494	28,641
Total	$	290,094	253,315	288,255

UTILIZATION:
Americas fleet:
Deepwater vessels		73.7%	70.8	75.9
Towing-supply/supply		53.4	43.3	53.1
Other		80.5	70.5	69.4
Total		63.3%	54.3	61.4
Asia/Pacific fleet:
Deepwater vessels		92.6%	71.1	95.3
Towing-supply/supply		54.9	42.5	43.1
Other		58.7	100.0	100.0
Total		62.5%	51.1	55.9
Middle East/North Africa fleet:
Deepwater vessels		93.6%	76.3	100.0
Towing-supply/supply		77.2	57.6	73.3
Other		42.2	63.2	50.0
Total		75.0%	61.6	74.4
Sub-Saharan Africa/Europe fleet:
Deepwater vessels		84.1%	81.6	84.0
Towing-supply/supply		60.3	56.8	55.0
Other		76.6	84.1	75.5
Total		71.3%	70.1	68.4
Worldwide fleet:
Deepwater vessels		83.1%	75.7	84.9
Towing-supply/supply		60.0	50.3	55.0
Other		74.2	79.3	72.6
Total		68.4%	61.5	65.4

		Quarter Ended June 30,		Quarter Ended March 31,
		2012	2011	2012
AVERAGE VESSEL DAY RATES:
Americas fleet:
Deepwater vessels	$	25,829	26,360	25,911
Towing-supply/supply		14,135	14,031	13,704
Other		5,987	6,044	6,791
Total	$	15,508	15,094	15,197
Asia/Pacific fleet:
Deepwater vessels	$	32,225	21,436	30,982
Towing-supply/supply		14,229	12,519	13,751
Other		9,945	6,189	6,335
Total	$	19,384	14,801	19,148
Middle East/North Africa fleet:
Deepwater vessels	$	18,920	18,147	17,788
Towing-supply/supply		9,812	7,738	8,992
Other		5,056	5,302	5,194
Total	$	11,325	9,726	10,558
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	$	22,643	20,399	23,254
Towing-supply/supply		13,572	13,228	13,894
Other		4,884	5,008	4,993
Total	$	13,113	11,278	13,353
Worldwide fleet:
Deepwater vessels	$	24,406	22,065	24,465
Towing-supply/supply		13,054	12,349	12,790
Other		5,250	5,310	5,485
Total	$	14,275	12,496	14,140

The utilization, average day rates and the number of active vessels (excludes stacked vessels) for the company’s new vessels (defined as vessels acquired or constructed since calendar year 2000 as part of its new build and acquisition program) and its older, more traditional vessels for quarters ended June 30, 2012 and 2011 and March 31, 2012 were as follows:

		Quarter Ended June 30,		Quarter Ended March 31,
		2012	2011	2012
UTILIZATION:
Americas fleet:
New vessels		85.3%	86.8	87.3
Traditional vessels		41.8	35.1	41.3
Total		63.3%	54.3	61.4
Asia/Pacific fleet:
New vessels		93.6%	80.8	81.0
Traditional vessels		---	16.8	10.4
Total		62.5%	51.1	55.9
Middle East/North Africa fleet:
New vessels		89.5%	69.1	83.9
Traditional vessels		46.0	54.3	55.9
Total		75.0%	61.6	74.4
Sub-Saharan Africa/Europe fleet:
New vessels		83.7%	88.0	82.2
Traditional vessels		31.6	33.8	32.1
Total		71.3%	70.1	68.4
Worldwide fleet:
New vessels		86.2%	84.4	83.2
Traditional vessels		33.0	34.8	35.7
Total		68.4%	61.5	65.4

		Quarter Ended June 30,		Quarter Ended March 31,
		2012	2011	2012
AVERAGE VESSEL DAY RATES:
Americas fleet:
New vessels	$	19,119	18,849	19,096
Traditional vessels		8,318	9,587	8,851
Total	$	15,508	15,094	15,197
Asia/Pacific fleet:
New vessels	$	19,384	16,716	20,247
Traditional vessels		---	4,232	3,642
Total	$	19,384	14,801	19,148
Middle East/North Africa fleet:
New vessels	$	12,388	12,496	11,657
Traditional vessels		7,186	6,259	7,377
Total	$	11,325	9,726	10,558
Sub-Saharan Africa/Europe fleet:
New vessels	$	13,680	11,907	14,098
Traditional vessels		8,331	7,970	8,353
Total	$	13,113	11,278	13,353
Worldwide fleet:
New vessels	$	15,466	14,091	15,658
Traditional vessels		8,121	7,987	8,226
Total	$	14,275	12,496	14,140

AVERAGE VESSEL COUNT (EXCLUDING STACKED VESSELS):
Americas fleet:
New vessels		43	39	41
Traditional vessels		21	28	24
Total		64	67	65
Asia/Pacific fleet:
New vessels		31	28	32
Traditional vessels		1	4	1
Total		32	32	33
Middle East/North Africa fleet:
New vessels		27	24	27
Traditional vessels		8	16	9
Total		35	40	36
Sub-Saharan Africa/Europe fleet:
New vessels		115	103	113
Traditional vessels		15	24	18
Total		130	127	131
Worldwide fleet:
New vessels		216	194	213
Traditional vessels		45	72	52
Total		261	266	265

The company’s average number of vessels by class and geographic distribution for the quarters ended June 30, 2012 and 2011 and for the quarter ended March 31, 2012 were as follows:

	Quarter Ended June 30,		Quarter Ended March 31,
	2012	2011	2012
Americas fleet:
Deepwater vessels	21	21	20
Towing-supply/supply	50	65	53
Other	16	22	20
Total	87	108	93
Less stacked vessels	23	41	28
Active vessels	64	67	65
Asia/Pacific fleet:
Deepwater vessels	9	11	10
Towing-supply/supply	36	39	37
Other	2	2	2
Total	47	52	49
Less stacked vessels	15	20	16
Active vessels	32	32	33
Middle East/North Africa fleet:
Deepwater vessels	7	9	7
Towing-supply/supply	29	33	30
Other	6	6	6
Total	42	48	43
Less stacked vessels	7	8	7
Active vessels	35	40	36
Sub-Saharan Africa/Europe fleet:
Deepwater vessels	36	26	36
Towing-supply/supply	66	77	69
Other	49	51	52
Total	151	154	157
Less stacked vessels	21	27	26
Active vessels	130	127	131

ACTIVE OWNED OR CHARTERED VESSELS	261	266	265
Stacked vessels (B)	66	96	77

TOTAL OWNED OR CHARTERED VESSELS (B)	327	362	342
Vessels withdrawn from service	2	4	2
Joint-venture and other	10	10	10
Total	339	376	354

Note (B): The company had 66, 98 and 67 actual stacked vessels at June 30, 2012 and 2011 and at March 31, 2012, respectively. These vessels were considered to be in service and were included in the calculation of the company’s utilization statistics.

The company’s vessel commitments by vessel class and type as of June 30, 2012 were as follows:

	International Built				U.S. Built
Vessel class and type	Number of Vessels	Total Cost	Invested Through 6/30/12	Remaining Balance 06/30/12	Number of Vessels	Total Cost	Invested Through 6/30/12	Remaining Balance 06/30/12
In thousands, except number of vessels:
Deepwater vessels:
Platform supply vessels	15	$421,701	137,067	284,634	3	147,176	57,307	89,869
Towing-supply/supply vessels:
Anchor handling towing supply	1	24,031	19,142	4,889	---	---	---	---
Platform supply vessels	2	50,391	28,094	22,297	---	---	---	---
Crewboats	5	22,394	11,864	10,530	---	---	---	---
Totals	23	$518,517	196,167	322,350	3	147,176	57,307	89,869

The table below summarizes by vessel class and vessel type the number of vessels expected to be delivered by quarter along with the expected cash outlay (in thousands) of the various vessel commitments as discussed above:

	Quarter Period Ended
Vessel class and type	09/12	12/12	03/13	06/13	09/13	Thereafter
Deepwater vessels:
Platform supply vessels	4	1	2	---	1	10
Towing-supply/supply vessels:
Anchor handling towing supply	1	---	---	---	---	---
Platform supply vessels	---	---	---	---	1	1
Crewboats	---	---	2	2	1	---
Totals	5	1	4	2	3	11

(In thousands)
Expected quarterly cash outlay	$84,234	55,549	32,893	24,344	17,277	197,922	(C)

Note (C): The $197,922 of ‘Thereafter’ vessel construction obligations is expected to be paid out as follows: $61,035 in the remaining quarters of fiscal 2014 and $136,887 during fiscal 2015.